UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 13, 2005 (Date of earliest event reported)
Ventana Medical Systems (Exact name of registrant as specified in its charter)
AZ (State or other jurisdiction of incorporation)	000-20931 (Commission File Number)	94-2976937 (IRS Employer Indentification Number)
	1910 Innovation Park Drive (Address of principal executive offices)	85737 (Zip Code)
Registrant's telephone number, including area code: (520) 887-2155

Item 2.02. Results of Operations and Financial Condition

On January 13, 2005, Ventana Medical Systems (the "Registrant") released financial information with respect to its quarter ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated be reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Pre-earnings announcement

The following exhibit is filed herewith:

99.1       Press Release of Ventana Medical Systems dated January 13, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005	VENTANA MEDICAL SYSTEMS By: /s/ Nicholas Malden Nicholas Malden Senior Vice President, Chief Financial Officer and Secretary